United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   Form N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number: 811-08403


                   AllianceBernstein Institutional Funds, Inc.
               (Exact name of registrant as specified in charter)


              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)


                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (800) 221-5672


                    Date of fiscal year end: October 31, 2004


                    Date of reporting period: April 30, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.




AllianceBernstein Special Equity
Institutional Fund

Semi-Annual Report--April 30, 2004

       Investment Products Offered
       o Are Not FDIC Insured
       o May Lose Value
       o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, call your financial advisor or Alliance at (800) 227-4618. Please read the prospectus carefully before you invest.

This report is intended for the Fund's shareholders only. No other person should receive this report and no other use is authorized.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

                                              AllianceBernstein Special Equity
                                              Institutional Fund
June 21, 2004

Semi-Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Special Equity Institutional Fund (the "Fund") for the semi-annual reporting period ended April 30, 2004.

INVESTMENT OBJECTIVES AND POLICIES
This open-end fund seeks capital appreciation and invests primarily in equity securities. The Fund emphasizes investments in companies that have superior relative earnings growth that are selling at reasonable valuations. Although the Fund typically invests for the long-term, it may also take advantage of short-term opportunities.

INVESTMENT RESULTS
The following table provides the performance data for the Fund and its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended April 30, 2004. We have also included the Russell 3000 Growth Index for an additional comparison of more growth-orientated stocks.

INVESTMENT RESULTS*
Periods Ended April 30, 2004
                                                             Returns
                                                     6 Months        12 Months
AllianceBernstein Special Equity
  Institutional Fund                                  8.11%            32.11%
S&P 500 Stock Index                                   6.27%            22.87%
Russell 3000 Growth Index                             4.13%            22.93%

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of Class I shares as of April 30, 2004. Performance assumes reinvestment of distributions and does not account for taxes. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

The unmanaged Standard & Poor's (S&P) 500 Stock Index and the unmanaged Russell 3000 Growth Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The unmanaged Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Special Equity Institutional Fund.

Additional investment results appear on page 4.

For the six-month period ended April 30, 2004, the Fund outperformed its benchmark, the S&P 500 Stock Index, as well as the Russell 3000 Growth Index. The Fund's performance was favorably affected by holdings in several leading companies in the technology, health care and consumer services sectors. The Fund's overweight position in the financial services sector adversely affected performance, although certain important positions within this sector did contribute positively to performance.

For the 12-month period ended April 30, 2004, the Fund also outperformed the S&P 500 Stock Index and the Russell 3000 Growth Index. Similar to the six-month period, key Fund positions in the technology, health care and consumer services sectors provided strong returns. In contrast to the six-month period, the Fund's holdings in the financial services sector contributed positively to performance.

Market Review and Investment Strategy
The market, which was dominated last year by disproportionate performance of volatile and, in some cases, speculative stocks, began to exhibit a more balanced character. Selective strength came in several long-neglected, consistent growth companies, some of which have sustained impressive growth throughout the challenging, past several years. While encouraged by this initial fundamental receptivity, we remain impressed by the extent of valuation compression which has occurred over the past three years. We believe it to have been excessive and largely indiscriminate of fundamental success, which has been outstanding in a number of cases. Although we recognize that markets can be, and often are, inefficient in the short-run, over time, stocks ultimately reflect the fundamental success, or lack thereof, of individual companies.

The economy appears to be in the early stages of a strong cyclical recovery, which is transitioning toward a broader-based, more self-sustaining expansion. The past two years have seen the sharpest cyclical rebound in pretax margins in 40 years, reflecting impressive corporate austerity and continued powerful productivity gains. Operating profits have already achieved the strongest expansion in 15 years. Operating cash flow has rebounded broadly. This, in tandem with a subdued level of corporate spending, has resulted in record free cash flow and liquidity. Corporate cash levels have recently grown at the fastest pace in 20 years. Measured against revenues and cash flows, capital spending has been at an unprecedented low.

In anticipation of this improving economic environment, we increased the Fund's exposure to cyclical growth, most notably through investment in technology and securities-related stocks. This was accomplished with increases in select longer-term holdings of dominant leadership companies. In addition, we established initial positions in a number of successful companies, judged to enjoy commanding competitive positions and distinctly superior growth prospects. Market sentiment may be volatile in the short run. However, we believe, as has been true through past cycles, that successful long-term investing requires identifying a portfolio of well-positioned companies with sustainable competitive advantages and superior growth prospects which are, nonetheless, reasonably if not attractively valued. We feel that the Fund possesses these attributes.

PORTFOLIO SUMMARY
April 30, 2004 (unaudited)

INCEPTION DATE                         PORTFOLIO STATISTICS
4/30/99                                Net Assets ($mil): $14.8


  SECTOR BREAKDOWN*
       33.7%               Technology
       23.4%               Finance
       22.0%               Health Care
       13.7%               Consumer Services
        5.2%               Consumer Manufacturing
        1.1%               Multi-Industry Companies
        0.9%               Aerospace & Defense


  * The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

INVESTMENT RESULTS

CLASS I SHARE AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2004
                                                             NAV Returns
  1 Year                                                       32.11%
  5 Years                                                      -2.71%
  Since Inception*                                             -2.71%


CLASS I SHARE AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2004)

  1 Year                                                       46.06%
  5 Years                                                      -2.15%
  Since Inception*                                             -2.15%

The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are for Class I shares and are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, call your financial advisor or Alliance at (800) 227-4618. Please read the prospectus carefully before you invest.

A Word About Risk: The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Fund can invest in small- to mid-capitalization companies. These investments may be more volatile than investments in large capitalization companies.

*Inception Date: 4/30/99.

TEN LARGEST HOLDINGS
April 30, 2004 (unaudited)

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
Legg Mason, Inc.                                  $   715,030            4.8%
eBay, Inc.                                            618,366            4.2
Marvell Technology Group, Ltd. (Bermuda)              608,061            4.1
Citigroup, Inc.                                       585,159            4.0
Forest Laboratories, Inc.                             560,976            3.8
Broadcom Corp. Cl.A                                   539,968            3.6
Juniper Networks, Inc.                                538,357            3.6
American International Group, Inc.                    530,640            3.6
Career Education Corp.                                497,792            3.4
WellPoint Health Networks, Inc.                       469,098            3.2
                                                  $ 5,663,447           38.3%

PORTFOLIO OF INVESTMENTS
April 30, 2004 (unaudited)

Company                                                 Shares         Value
--------------------------------------------------------------------------------

COMMON STOCKS-100.5%

Technology-33.8%
Communications Equipment-3.6%
Juniper Networks, Inc.(a)                               24,605     $   538,357

Computer Hardware/Storage-3.0%
Dell, Inc.(a)                                           12,903         447,863

Computer Peripherals-0.2%
Network Appliance, Inc.(a)                               1,402          26,105

Computer Software-7.0%
Electronic Arts, Inc.(a)                                 3,207         162,338
Intuit, Inc.(a)                                          1,119          47,524
Mercury Interactive Corp.(a)                             3,142         133,692
Symantec Corp.(a)                                        8,061         363,148
VERITAS Software Corp.(a)                               12,262         327,028
                                                                   -----------
                                                                     1,033,730

Contract Manufacturing-0.9%
Flextronics International, Ltd. (Singapore)(a)           8,765         141,117

Internet Infrastructure-4.2%
eBay, Inc.(a)                                            7,747         618,366

Internet Media-1.3%
Yahoo!, Inc.(a)                                          3,717         187,560

Semi-Conductor Capital Equipment-0.9%
Applied Materials, Inc.(a)                               7,420         135,267

Semi-Conductor Components-8.8%
Broadcom Corp. Cl.A(a)                                  14,300         539,968
Marvell Technology Group, Ltd. (Bermuda)(a)             15,700         608,061
Silicon Laboratories, Inc.(a)                            3,123         147,249
                                                                   -----------
                                                                     1,295,278

Software-1.5%
Cognos, Inc. (Canada)(a)                                   900          28,377
Red Hat, Inc.(a)                                         4,068          92,384
SAP AG (ADR)(Germany)                                    2,666          99,389
                                                                   -----------
                                                                       220,150

Miscellaneous-2.4%
Amphenol Corp. Cl.A(a)                                   7,582     $   239,667
Tektronix, Inc.                                          4,172         123,491
                                                                   -----------
                                                                       363,158
                                                                   -----------
                                                                     5,006,951

Finance-23.6%
Banking - Regional-0.5%
Bank One Corp.                                           1,379          68,081

Brokerage & Money Management-9.0%
Legg Mason, Inc.                                         7,767         715,030
Merrill Lynch & Co., Inc.                                3,100         168,113
Morgan Stanley                                           3,920         201,449
The Goldman Sachs Group, Inc.                            2,605         251,382
                                                                   -----------
                                                                     1,335,974

Insurance-6.0%
American International Group, Inc.                       7,406         530,640
Axis Capital Holdings, Ltd. (Bermuda)                    5,400         147,150
Everest Re Group, Ltd. (Bermuda)                         2,514         214,143
                                                                   -----------
                                                                       891,933

Miscellaneous-8.1%
Ambac Financial Group, Inc.                              3,992         275,448
Citigroup, Inc.                                         12,168         585,159
MBNA Corp.                                              13,437         327,594
                                                                   -----------
                                                                     1,188,201
                                                                   -----------
                                                                     3,484,189

Health Care-22.1%
Biotechnology-0.8%
Gilead Sciences, Inc.(a)                                 1,915         116,489

Drugs-6.6%
Forest Laboratories, Inc.(a)                             8,700         560,976
Patterson Dental Co.(a)                                  1,882         138,704
Teva Pharmaceutical Industries, Ltd. (ADR) (Israel)      4,463         274,742
                                                                   -----------
                                                                       974,422

Medical Products-7.4%
Alcon, Inc. (Switzerland)                                2,127         157,930
Boston Scientific Corp.(a)                               3,800         156,522
St. Jude Medical, Inc.(a)                                1,900         144,894
Stryker Corp.                                            4,719         466,851
Zimmer Holdings, Inc.(a)                                 2,191         174,951
                                                                   -----------
                                                                     1,101,148

Medical Services-7.3%
Anthem, Inc.(a)                                          1,150     $   101,867
Caremark Rx, Inc.(a)                                     5,942         201,137
Health Management Associates                             6,530         151,039
Stericycle, Inc.(a)                                      3,116         149,007
WellPoint Health Networks, Inc.(a)                       4,200         469,098
                                                                   -----------
                                                                     1,072,148
                                                                   -----------
                                                                     3,264,207

Consumer Services-13.8%
Broadcasting & Cable-0.6%
Comcast Corp. Cl.A Special(a)                            2,970          86,100

Entertainment & Leisure-3.1%
Harley-Davidson, Inc.                                    8,082         455,178

Retail - General Merchandise-2.3%
Bed Bath & Beyond, Inc.(a)                               3,317         123,127
Lowe's Cos., Inc.                                        2,948         153,473
Tiffany & Co.                                            1,828          71,292
                                                                   -----------
                                                                       347,892

Miscellaneous-7.8%
Career Education Corp.(a)                                7,778         497,792
CDW Corp.                                                2,689         168,036
Education Management Corp.(a)                            4,555         161,520
Iron Mountain, Inc.(a)                                   5,353         243,615
Strayer Education, Inc.                                    640          79,981
                                                                   -----------
                                                                     1,150,944
                                                                   -----------
                                                                     2,040,114

Consumer Manufacturing-5.2%
Building & Related-5.2%
Centex Corp.                                             4,916         235,722
D.R. Horton, Inc.                                        7,900         227,520
Lennar Corp. Cl.A                                        4,801         224,927
NVR, Inc.(a)                                               182          82,082
                                                                   -----------
                                                                       770,251

Multi-Industry Companies-1.1%
Danaher Corp.                                            1,805         166,999

Aerospace & Defense-0.9%
Defense Electronics-0.9%
L-3 Communications Holdings, Inc.                        2,044         126,196

Total Investments-100.5%
    (cost $9,095,474)                                               14,858,907
Other assets less liabilities-(0.5%)                                   (67,891)
                                                                   -----------
Net Assets-100%                                                    $14,791,016

  (a)  Non-income producing security.
       Glossary:
       ADR - American Depositary Receipt
       See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
April 30, 2004 (unaudited)

Assets
Investments in securities, at value (cost $9,095,474)            $  14,858,907
Cash                                                                     3,822
Receivable for investment securities sold                              109,702
Receivable due from Adviser                                              7,144
Dividends and interest receivable                                        7,075
Total assets                                                        14,986,650

Liabilities
Payable for investment securities purchased                             83,354
Accrued expenses                                                       112,280
Total liabilities                                                      195,634
Net Assets                                                       $  14,791,016

Composition of Net Assets
Capital stock, at par                                            $       2,054
Additional paid-in capital                                          53,376,128
Accumulated net investment loss                                       (404,202)
Accumulated net realized loss on investment transactions           (43,946,397)
Net unrealized appreciation of investments                           5,763,433
                                                                 $  14,791,016

Calculation of Maximum Offering Price
Class I Shares
Net asset value, redemption and offering price per share
  ($14,791,016/ 2,054,314 shares of capital stock
  issued and outstanding)                                                $7.20

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (unaudited)

Investment Income
Dividends
  (net of foreign taxes withheld of $1,723)         $   310,830
Interest                                                  1,770    $   312,600

Expenses
Advisory fee                                            562,990
Custodian                                                51,738
Administrative                                           48,400
Audit and legal                                          34,129
Printing                                                 15,712
Directors' fees and expenses                             10,000
Transfer agency                                           9,017
Registration fees                                         1,386
Miscellaneous                                             6,236
Total expenses                                          739,608
Less: expenses waived by the Adviser
  (see Note B)                                          (22,805)
Less: expense offset arrangement
  (see Note B)                                               (1)
Net expenses                                                           716,802
Net investment loss                                                   (404,202)

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on investment
  transactions                                                      13,030,061
Net realized gain on in-kind redemptions                            58,358,886
Net change in unrealized
  appreciation/depreciation
  of investments                                                   (56,596,424)
Net gain on investment transactions                                 14,792,523
Net Increase in Net Assets
  from Operations                                                  $14,388,321



  See notes to financial statements.

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months Ended    Year Ended
                                                 April 30, 2004     October 31,
                                                  (unaudited)          2003
                                                ----------------  -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                             $     (404,202)   $   (791,801)
Net realized gain(loss) on investment
  transactions                                      13,030,061        (156,895)
Net realized gain on in-kind redemptions            58,358,886              -0-
Net change in unrealized
  appreciation/depreciation
  of investments                                   (56,596,424)     48,744,809
Net increase in net assets from
  operations                                        14,388,321      47,796,113
Capital Stock Transactions
Net decrease                                      (195,584,238)    (56,191,685)
Total decrease                                    (181,195,917)     (8,395,572)
Net Assets
Beginning of period                                195,986,933     204,382,505
End of period (including accumulated net
  investment loss of ($404,202) and
  $-0-,  respectively.                           $   14,791,016   $ 195,986,933

NOTES TO FINANCIAL STATEMENTS
April 30, 2004 (unaudited)


NOTE A
Significant Accounting Policies
AllianceBernstein Special Equity Institutional Fund, Inc. (the "Fund"), is one of the funds comprising the AllianceBernstein Institutional Funds, Inc. (the "Company"); which was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-ended series investment company. The Company is comprised of three other funds, AllianceBernstein Premier Growth Institutional Fund, AllianceBernstein Small Cap Growth Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. Each fund has different investment objectives and policies. The Fund offers Class I and Class II shares. As of April 30, 2004, there were no Class II shares outstanding. Sales are made at the Fund's net asset value per share without a sales charge. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the

Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Company are charged to the Fund in proportion to net assets.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates
Under the terms of an investment advisory agreement, the Fund pays the Adviser, an advisory fee at an annualized rate of 1% of the first $50 million, .75 of 1% of the excess over $50 million up to $100 million and .50 of 1% of the excess over $100 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Effective March 29, 2004, the Adviser has voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90 of 1% of average daily net assets. Through April 30, 2004, such reimbursement amounted to $22,805.

Pursuant to the advisory agreement, the Fund paid $48,400 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,000 for the six months ended April 30, 2004.

For the six months ended April 30, 2004, the Fund's expenses were reduced by $1 under an expense offset arrangement with AGIS.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2004 amounted to $117,571, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2004, were as follows:

                                                  Purchases           Sales
                                                ------------       ------------
Investment securities (excluding
  U.S. government securities)                   $ 36,169,907       $232,159,227
U.S. government securities                               -0-                -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                   $5,862,720
Gross unrealized depreciation                                      (99,287)
Net unrealized appreciation                                     $5,763,433



NOTE E
Securities Lending
The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc., (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of April 30, 2004, the Fund had no securities on loan. For the six months ended April 30, 2004, the Fund earned fee income of $75 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock
There are 6,000,000,000 shares of $.001 par value capital stock authorized for the Fund. The Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. There were no shares of Class II outstanding as of April 30, 2004. Transactions in Class I shares were as follows:


                                           SHARES                                    AMOUNT
                            ------------------------------------     --------------------------------------
                            Six Months Ended         Year Ended       Six Months Ended        Year Ended
                             April 30, 2004          October 31,       April 30, 2004         October 31,
                               (unaudited)              2003             (unaudited)             2003
                            -------------------------------------------------------------------------------
Class I
Shares sold                        461,802             4,061,866      $      3,361,465     $    23,283,001
Shares redeemed                (27,818,078)          (13,782,021)         (198,945,703)        (79,474,686)
Net decrease                   (27,356,276)           (9,720,155)     $   (195,584,238)    $   (56,191,685)


NOTE G
Risks Involved in Investing in the Fund
Investing in securities of foreign companies involves special risks which include revaluation of currencies, the possibility of future political and economical developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2004.

NOTE I
Components of Accumulated Earnings (Deficit)
The tax character of distributions to be paid for the year ending October 31, 2004 will be determined at the end of the current fiscal year. As of October 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(114,681,756)(a)
Unrealized appreciation/(depreciation)                            61,706,270(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $ (52,975,486)
                                                               -------------

(a) On October 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $114,681,756 of which $65,085,936 expires in the year 2009 and $49,595,820 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended October 31, 2003, $376,977 of capital loss carryforward was utilized.
(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE J
Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

     (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; however, it is not expected that the Fund will have its fees reduced, and

   (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Company, will introduce governance and compliance changes.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Company as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS I
                                  -------------------------------------------------------------------------------------------------
                                   Six Months
                                      Ended                                                                          April 30,
                                    April 30,                        Year Ended October 31,                         1999(a) to
                                      2004         ----------------------------------------------------------       October 31,
                                   (unaudited)        2003            2002            2001            2000             1999
                                  -------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                        $ 6.66           $ 5.22          $ 6.23          $12.21          $10.79          $10.00

Income from Investment
   Operations
Net investment loss(b)                (.02)(c)         (.02)           (.02)           (.01)           (.03)           (.02)(c)
Net realized and unrealized
   gain (loss) on investment
   transactions                        .56             1.46            (.99)          (4.14)           1.54             .81
Net increase (decrease) in
   net asset value from
   operations                          .54             1.44           (1.01)          (4.15)           1.51             .79

Less: Distributions
Distributions from net realized
   gain on investment
   transactions                         -0-              -0-             -0-          (1.82)           (.09)             -0-
Distributions in excess of
   net realized gain
   on investment
   transactions                         -0-              -0-             -0-           (.01)             -0-             -0-
Total distributions                     -0-              -0-             -0-          (1.83)           (.09)             -0-
Net asset value, end of period      $ 7.20           $ 6.66          $ 5.22          $ 6.23          $12.21          $10.79

Total Return
Total investment return based
   on net asset value(d)             8.11%            27.59%         (16.21)%        (38.69)%         14.03%           7.90%

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                 $14,791         $195,987        $204,383        $296,399        $534,590        $499,846
Ratio to average net assets of:
   Expenses, net of waivers            .89%(e)          .88%            .78%            .69%            .65%            .73%(e)
   Expenses, before waivers            .92%(e)          .88%            .78%            .69%            .65%            .75%(e)
   Net investment loss                (.50)%(c)(e)     (.41)%          (.33)%          (.19)%          (.25)%          (.33)%(c)(e)
Portfolio turnover rate                25%               46%             43%             57%             78%             35%

(a)           Commencement of operations.
(b)           Based on average shares outstanding.
(c)           Net of fees waived and expenses reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)           Annualized.
                                       19

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS
Thomas J. Bardong, Vice President
Alan E. Levi(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissell LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036-2798

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll Free: (800) 221-5672

(1) Member of the Audit Committee.
(2) Mr. Levi is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.

ALLIANCEBERNSTEIN FAMILY OF FUNDS
Wealth Strategies Funds
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Funds
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds
Domestic
Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International
All-Asia Investment Fund
Global Research Growth
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds
Domestic
Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds
Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.
+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SPECIAL EQUITY INSTITUTIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672
(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

ITEM 2.       CODE OF ETHICS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On March 17, 2004 the Fund adopted procedures effective April 1, 2004, by which shareholders may recommend nominees to the Fund's Board of Directors. Prior thereto, the Fund's Board did not accept shareholder recommendations for nominees to the Fund's Board.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      Exhibit No.      DESCRIPTION OF EXHIBIT

      11 (b) (1)       Certification of Principal Executive Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

      11 (b) (2)       Certification of Principal Financial Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

      11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Institutional Funds, Inc.

By:         /s/Marc O. Mayer
            --------------------------------
            Marc O. Mayer
            President

Date:  June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/Marc O. Mayer
            --------------------------------
            Marc O. Mayer
            President

Date:  June 30, 2004

By:         /s/Mark D. Gersten
            -------------------------------
            Mark D. Gersten
            Treasurer and Chief Financial Officer

Date:  June 30, 2004